3. SHARE EXCHANGE AGREEMENT (Details) (USD $)	Aug. 14, 2013
Share Exchange Agreement Details
Cash	$ 1,238
Accounts receivable	15,096
Accounts payable	(18,040)
The fair value of the Company’s net liabilities at the August 14, 2013 recapitalization	$ (1,706)